Exhibit 99.2

Q4 AND 2024 EARNINGS RESULTS February 19, 2025

New CEO Juho Sarvikas | Leadership Rooted in Wireless Innovation On January 6, 2025, Juho Sarvikas, the former President of Qualcomm North America joined Inseego as CEO and board member. x Proven Leadership in Wireless Technology – As CEO, Juho Sarvikas brings a strategic vision focused on leveraging engineering excellence to drive technology and product leadership in the wireless market. x Extensive Global Executive Experience – Over two decades of expertise in strategy development and scaling organizations across both large enterprises and start - ups. x Track Record in Product and Business Growth – Led the relaunch of Nokia phones as Chief Product Officer at HMD Global, growing the company into a multi - billion - dollar business. x Deep Industry Knowledge in OEM and Wireless Ecosystems – Broad expertise spanning product management, engineering, sales, marketing, and supply chain, combined with strong relationships with network operators. x Successful Market Expansion and Diversification – As President of Qualcomm North America, he drove new go - to - market strategies to diversify the company’s presence in the region.

Scalable Business Model Healthy Total Gross Margin Profile Successfully Resolved Convertible Debt Overhang Return to Profitability Generating Free Cash Flow Return to Revenue Growth Diversified Hardware & SaaS Revenue Streams Divested Telematics Portfolio to Focus on Key 5G Growth Areas Inseego Financial Profile | Compelling Improvements & Trajectory 3

Q4 2024 RESULTS * (Feb 19, 2025) GUIDANCE (Nov 12, 2024) $48.1m $43m - $47m TOTAL REVENUE (continuing operations) $5.4m $3.0m - $4.0m ADJ EBITDA (continuing operations) 11% 7 - 8% Implied margin 4 * Q4 2024 Results represent total Company results from Continuing Operations (which excludes the Telematics business that was sold in Q4 2024) The Company's guidance for Q4 2024 was provided on Nov. 12, 2024 for Continuing Operations only, meaning it excluded the Telematics business. The Company’s sale of its Telematics business was completed on Nov. 27, 2024. Accordingly, the financial results categorize the Telematics financial results as Discontinued Operations and the Company’s overall financial results are reported on a Continuing Operations basis, consistent with how guidance was provided. Q4 2024 Financial Results | Beat Guidance

Strong Revenue From Continuing Operations of $48.1m, growing +34% YoY vs. Q4 2023 on robust performance in both Product and Services & Other portfolios Q4 2024 Financial Results | Selected Key Highlights Comments and results reference the Company’s Continuing Operations unless otherwise mentioned, that is, they are pro forma for the sale of the Telematics operations. Inseego has delivered multiple quarters of both revenue and profitability expansion reflecting the positive trajectory across the business. The Company now runs an efficient cost structure while driving growth across both Product and SaaS offerings, resulting in much - improved profitability and positive cash generation. Q4 2024 Financial Highlights Include: • 1 2 • Solid non - GAAP Gross Margin of 37.8% , +180 bps higher YoY vs. Q4 2023 3 • Efficient non - GAAP Operating Expenses with lower $ and expense/revenue ratio vs. Q4 2023 4 • Achieved positive GAAP Operating Income of $1.7m for third sequential quarter; first time in several years 5 • Third consecutive quarter of double - digit Adj EBITDA margin %, with Adj EBITDA delivering growth of +$3.1m vs. Q4 2023 6 • Completed sale of Telematics business , a non - core asset, for $52m in Cash 7 • Finalized material debt reduction in closing the restructuring of convertible notes due in 2025; exchanging $91.5m or 91% of face value outstanding convertible notes for long - term debt & equity 5

x Achieved highest quarterly MiFi X PRO sales ever with one major North American carrier who continues to see great success with our device, especially with public sector customers. x Completed rigorous hiring process for new CEO to lead Inseego in its next phase of growth following the company’s successful overhaul of its capital structure. x Delivered continued growth in our expanding Channel business , off the back of a successful launch of the Inseego Ignite program. x Received award letter from large service provider to range our next generation indoor FWA device. x Ranged MiFi X PRO with a global communications solution provider for business and government agencies. x Executed large FWA order with a major Internet Service Provider who uses Inseego devices to deliver ultra - fast, SLA - guaranteed, symmetrical fixed wireless access to businesses. x Selected in two competitive opportunities to be the hardware supplier to large nonprofit telecom companies that provide affordable broadband services to bridge the digital divide . 6 Q4 2024 | Selected Business Highlights

135.4 146.6 31.9 44.7 167.3 191.2 2023 2024 34.9 38.4 33.6 28.4 29.5 39.2 42.0 35.9 8.7 8.0 7.7 7.5 8.1 12.4 12.0 12.2 43.6 46.4 41.4 35.9 37.5 51.6 54.0 48.1 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Product Revenue Services & Other Revenue Total Revenue | Return to Growth Trajectory ($ millions) Q4 2024 revenue grew +34% YoY with favorable change in growth trajectory across all segments. Comments and results reference the Company’s Continuing Operations unless otherwise mentioned, that is, they are pro forma for the sale of the Telematics operations. 7

Compelling Portfolio | Increasing High - Value Services Contribution Revenue mix continues to shift to higher - profitability Services & Other offerings. Comments and results reference the Company’s Continuing Operations unless otherwise mentioned, that is, they are pro forma for the sale of the Telematics operations. 80% 83% 81% 79% 79% 76% 78% 75% 20% 17% 19% 21% 21% 24% 22% 25% 2024 2023 Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 2024 2024 2024 2024 2023 2023 2023 2023 Product Revenue Mix Services & Other Revenue Mix 81% 77% 19% 23% 8

32.4% 9 32.0% 29.2% 35.6% 35.4% 36.5% 34.8% 37.4% Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 2024 2024 2024 2024 2023 2023 2023 2023 Gross Margin | Expanding Contribution The Company has materially improved its gross margins through a combination of improved pricing, operational efficiencies, and new channel distribution and looks forward to further gross margin expansion with new products launching in 2025. GROSS MARGIN % (non - GAAP) Comments and results reference the Company’s Continuing Operations unless otherwise mentioned, that is, they are pro forma for the sale of the Telematics operations.

3.6 2.9 2.4 2.8 3.6 2.8 3.7 8% 6% 6% 8% 5% 3.1 10% 6% 8% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2023 2023 2023 2023 2024 2024 2024 2024 5.0 4.3 3.6 2.7 3.7 4.2 4.0 3.7 11% 9% 9% 7% 10% 8% 7% 8% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2023 2023 2023 2023 2024 2024 2024 2024 Operating Expense Efficiency | Improving Operations at Scale Comments and results reference the Company’s Continuing Operations unless otherwise mentioned, that is, they are pro forma for the sale of the Telematics operations. Disciplined cost management and economies of scale are now resulting in improved expense/revenue ratios across all Operating Expense lines. Sales & Marketing (non - GAAP) General & Administrative (non - GAAP) Operating Expense / Revenue ratio NOTE: These OpEx categories do not include depreciation & amortization expense as that is reported in its own line item; see financial statements for full details. ($ millions) 3.1 10 5.4 4.6 5.1 4.5 5.1 5.3 7% 12% 11% Research & Development (non - GAAP) 14% 12% 10% 9% 5.0 11% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2023 2023 2023 2023 2024 2024 2024 2024

2.0 11 2.3 2.0 2.3 1.5 6.8 6.7 5.4 4.6% 5.1% 4.9% 6.4% 4.0% 11.2% Comments and results reference the Company’s Continuing Operations unless otherwise mentioned, that is, they are pro forma for the sale of the Telematics operations. The Company has significantly improved and delivered meaningful adjusted EBITDA profitability following transformative changes and particularly strong recent business traction. 13.2% 12.5% Q4 Q3 Q2 Q1 Q4 Q3 Q2 Q1 2024 2024 2024 2024 2023 2023 2023 2023 Profitability | Meaningful Shift and Expansion in Adj EBITDA Generation ADJ EBITDA MARGIN % ADJ EBITDA $ ($ millions)

December 31, December 31, 2023 2024 ASSETS $2,409 $39,596 Cash and cash equivalents 18,202 13,803 Accounts receivable, net 20,555 13,575 Inventory 4,937 5,926 Prepaid expenses and other 12,123 — Current assets held for sale 58,226 72,900 Total current assets 2,389 1,102 Property, plant and equipment, net 29,667 22,696 Goodwill and intangible assets, net 5,278 3,301 Other assets 26,237 — Non - current assets held for sale $121,797 $99,999 Total assets LIABILITIES AND STOCKHOLDERS’ DEFICIT $44,457 $48,566 Accounts payable and other accrued liabilities — 14,905 2025 Convertible Notes, net 4,094 — Revolving credit facility 7,360 — Current liabilities held for sale 55,911 63,471 Total current liabilities — 41,830 2029 Senior Secured Notes, net 159,912 — 2025 Convertible Notes, net 6,435 7,556 Long - term liabilities 1,644 — Non - current liabilities held for sale 223,902 112,857 Total liabilities (102,105) (12,858) Total stockholders’ deficit ( aggregate preferred stock liquidation preference of $38,392 ) $121,797 $99,999 Total liabilities and stockholders’ deficit 12 Balance Sheet | Strong Improvement and Financial Position Results reflect the Company’s Continuing Operations, where the Telematics operations are reported in Held For Sale. ($ thousands)

The Company signed an agreement on September 16, 2024 to sell its remaining Telematics operations to an affiliate of Convergence Partners, an international investment management firm, for $52 million in Cash. • The transaction closed on November 27, 2024, at which time the full $52 million purchase price was received. Subsequent to closing, the Company received an additional $0.7 million in cash related to the settlement of net working capital, bringing the total cash sale price to $52.7 million. • The Telematics business operated across the UK, European Union, Australia, and New Zealand; Convergence Partners had previously purchased the Company’s South Africa Telematics business in 2021 for $33 million. • The transaction strengthened Inseego’s balance sheet and continues the streamlining of the Company’s focus on and allocation of resources to the strongest growth opportunities around the core product offerings. • Consistent with Q3, the Company is reporting the results of the Telematics business in a single line on its Statement of Operations as “Discontinued Operations” and on its Balance Sheet as “Assets Held For Sale.” • The Company used a portion of the proceeds of the Telematics sale, along with balance sheet cash and cash flow generation, to further reduce total debt in funding the pay - off the $15m stub of the 2025 Convert and a $6m short - term loan that was paid - off in Q4 2024. 13 Telematics Sale | Completed with $52.7m in Cash Proceeds

CONVERTIBLE NOTES RESTRUCTURING The Company began 2024 with $162m face value of its 3.25% Convertible Notes due May 1, 2025. Through a successful restructuring in Q3 and Q4 2024, the Company exchanged $147m (or 91%) of the Convertible Notes for: (1) The warrants are exercisable on a cash basis, which means that the exercise of all the warrants would yield $30m+ in additional cash to the Company. (2) Provided for illustrative purposes; based on total debt net of cash of $39.6m at December 31, 2024 . TOTAL DEBT OUTSTANDING After the closing of the Exchange on Nov 6, 2024, and along with the Company’s payoff of its ABL and Short - Term loan during 2024, the Company materially reduced its debt from $166m at the beginning of 2024 to $56m , a $110m reduction in debt , with a further de - leveraging in 2025 anticipated with the planned pay - off of the $15m stub of the Company’s Convert. 1 $34m in Cash 2 $41m Sr Secured Debt Matures 5/1/29 9% Cash - pay Interest 3 2.9m Shares of Common Stock 4 2.5m Warrants to purchase Common Stock Avg Cash Exercise Price ~$12.50 (1) $41m New Senior Secured Debt $15m Convertible Notes Stub 14 + = $56m TOTAL DEBT $16m Capital Structure Overhaul | Meaningful Reduction in Debt NET DEBT (2)

Q1 2025 GUIDANCE Q1 2024 Actual $30m - $33m $37.5m Revenue $2m - $3m $1.5m Adj EBITDA 15 On the Company’s February 19, 2025 Earnings Call, management provided the following guidance for Total Revenue and Adjusted EBITDA from Continuing Operations for Q1 2025: Company Guidance | Q1 2025 (ISSUED: FEB 19, 2025)

$24b TAM across the Mobile Broadband and Fixed Wireless Access markets Improved financial profile with return to revenue growth, profitability and free cash flow generation Addressed convertible overhang, reducing debt and right - sizing capital structure Unique positioning of products built to meet strict US government requirements in support of the “homegrown” US tech initiative 25+ year track record of wireless technology leadership and strong relationships with Tier 1 Service Providers and Fortune 500 customers Inseego Investment Highlights | Compelling Trajectory 16

APPENDIX • Telematics Sale | Pro Forma Historical Financial Info • Reconciliation of non - GAAP numbers

TELEMATICS SALE Pro Forma Historical Financial Information

Inseego P&L – By Quarter | 2024

As a result of the Sale of the Telematics Business in November 2024, all results for Telematics are classified below in the 2024 financial results as Discontinued Operations and all other line items within the Statement of Operations consist solely of the results from the Company's continuing operations.

($ thousands)	Year Ended December 31, 2024	Three Months Ended December 31, 2024	September 30, 2024	June 30, 2024	March 31, 2024
Revenues:					
Mobile solutions	$ 98,930	$ 25,499	$ 32,282	$ 25,879	$ 15,270
Fixed wireless access solutions	47,649	10,427	9,723	13,317	14,182
Product	146,579	35,926	42,005	39,196	29,452
Services and other	44,665	12,161	12,027	12,424	8,053
Total revenues	191,244	48,087	54,032	51,620	37,505
Cost of revenues:					
Product	115,390	28,578	33,592	30,507	22,713
Services and other	7,057	1,565	1,640	2,304	1,548
Total cost of revenues	122,447	30,143	35,232	32,811	24,261
Gross profit (loss)	68,797	17,944	18,800	18,809	13,244
Operating costs and expenses:					
Research and development	20,596	5,564	5,176	5,173	4,683
Sales and marketing	15,951	3,775	4,125	4,212	3,839
General and administrative	17,240	4,545	4,822	3,918	3,955
Depreciation and amortization	12,368	2,270	3,154	3,652	3,292
Impairment of capitalized software	927	-	507	—	420
Total operating costs and expenses	67,082	16,154	17,784	16,955	16,189
Operating income (loss)	1,715	1,790	1,016	1,854	(2,945)
Other (expense) income:					
Interest expense, net	(10,906)	(1,220)	(5,731)	(1,776)	(2,179)
Loss on extinguishment of revolving credit facility	(788)	-	—	(788)	—
(Loss)/Gain on debt restructurings, net	(2,851)	(16,541)	12,366	1,324	—
Other income (expense), net	(850)	14	(72)	(417)	(375)
Income (Loss) before income taxes	(13,680)	(15,957)	7,579	197	(5,499)
Income tax provision	689	518	36	118	17
Income (Loss) from continuing operations	(14,369)	(16,475)	7,543	79	(5,516)
Income from discontinued operations, net of tax	18,941	15,909	1,426	545	1,061
Net income (loss)	4,572	(566)	8,969	624	(4,455)
Preferred stock dividends	(3,269)	(844)	(827)	(808)	(790)
Net income (loss) attributable to common stockholders	$ 1,303	$ (1,410)	$ 8,142	$ (184)	$ (5,245)

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Inseego P&L – By Quarter | 2023

With the same construct as presenting the 2024 pro forma financials, all results for Telematics are classified below in the 2023 financial results as Discontinued Operations and all other line items within the Statement of Operations consist solely of the results from the Company's continuing operations.

($ thousands)	Twelve Months Ended	Three Months Ended			
	December 31, 2023	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Revenues:					
Mobile solutions	$ 80,498	$ 16,029	$ 22,534	$ 18,895	$ 23,040
Fixed wireless access solutions	54,900	12,411	11,114	19,505	11,870
Product	135,398	28,440	33,648	38,400	34,910
Services and other	31,888	7,479	7,709	7,983	8,717
Total revenues	167,286	35,919	41,357	46,383	43,627
Cost of revenues:					
Product	127,157	25,782	42,788	30,620	27,967
Services and other	4,353	794	734	1,139	1,686
Total cost of revenues	131,510	26,576	43,522	31,759	29,653
Gross profit (loss)	35,776	9,343	(2,165)	14,624	13,974
Operating costs and expenses:					
Research and development	19,725	5,356	5,200	5,822	3,347
Sales and marketing	16,632	2,929	3,893	4,575	5,235
General and administrative	15,853	3,527	3,429	4,281	4,616
Depreciation and amortization	18,408	5,283	3,848	4,327	4,950
Impairment of capitalized software	1,115	—	611	—	504
Total operating costs and expenses	71,733	17,095	16,981	19,005	18,652
Operating income (loss)	(35,957)	(7,752)	(19,146)	(4,381)	(4,678)
Other (expense) income:					
Interest expense, net	(9,086)	(2,176)	(2,894)	(2,017)	(1,999)
Other income (expense), net	70	19	45	23	(17)
Income (Loss) before income taxes	(44,973)	(9,909)	(21,995)	(6,375)	(6,694)
Income tax provision	43	(1)	30	15	(1)
Income (Loss) from continuing operations	(45,016)	(9,908)	(22,025)	(6,390)	(6,693)
Income from discontinued operations, net of tax	(1,169)	(4,432)	220	1,454	1,589
Net income (loss)	(46,185)	(14,340)	(21,805)	(4,936)	(5,104)
Preferred stock dividends	(2,991)	(773)	(756)	(739)	(723)
Net income (loss) attributable to common stockholders	$ (49,176)	$ (15,113)	$ (22,561)	$ (5,675)	$ (5,827)

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NON - GAAP NUMBERS Reconciliations to GAAP Financials

Income (Loss) From Continuing Operations to Adjusted EBITDA | 2024 22 NON - GAAP TO GAAP RECONCILIATION Three Months Ended Year Ended March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 December 31, 2024 ($ thousands) $ (5,516) $ 79 $ 7,543 $ (16,475) $ (14,369) Income (loss) from continuing operations 17 118 36 518 689 Income tax provision (benefit) 2,179 1,776 5,731 1,220 10,906 Interest expense, net — 788 — - 788 Loss on extinguishment of revolving credit facility — (1,324) (12,366) 16,541 2,851 Loss (gain) on debt restructurings, net 375 417 72 (14) 850 Other (income) expense, net 3,337 3,691 3,193 2,308 12,529 Depreciation and amortization 687 834 1,193 1,109 3,823 Share - based compensation expense — 452 669 201 1,322 Debt restructuring costs — — 139 — 139 Impairment of operating lease right - of - use assets 420 — 507 — 927 Impairment of capitalized software $ 1,499 $ 6,831 $ 6,717 $ 5,408 $ 20,455 Adjusted EBITDA from continuing operations

NON - GAAP TO GAAP RECONCILIATION 23 Income (Loss) From Continuing Operations to Adjusted EBITDA | 2023 March 31, June 30, September 30, December 31, December 31, ($ thousands) 2023 2023 2023 2023 2023 $ (6,693) $ (6,390) $ (22,025) $ (9,908) $ (45,016) Loss from continuing operations (1) 15 30 (1) 43 Income tax provision (benefit) 1,999 2,017 2,894 2,176 9,086 Interest expense, net 17 (23) (45) (19) (70) Other (income) expense, net 4,504 4,438 4,421 5,350 18,713 Depreciation and amortization 1,696 1,820 2,123 1,333 6,972 Share - based compensation expense — 469 — — 469 Impairment of operating lease right - of - use assets — — 13,057 3,370 16,427 Inventory adjustments - E&O and contract manufacturer liability ** — — 924 — 924 Write - off of capitalized inventory order fees ** 504 — 611 — 1,115 Impairment of capitalized software $ 2,026 $ 2,346 $ 1,990 $ 2,301 $ 8,663 Adjusted EBITDA from continuing operations Year Ended Three Months Ended ** These items are not adjusted from the period ending December 31, 2023 going forward

Continuing Operations Gross Margin & OpEx | Three Months Ended December 31, 2024 24 NON - GAAP TO GAAP RECONCILIATION Non - GAAP Purchased intangibles amortization Debt Restructuring Costs Share - based compensation expense GAAP ($ thousands) $ 48,087 $ - $ - $ - $ 48,087 Revenues 30,092 - - 51 30,143 Cost of revenues $ 17,995 $ 17,944 Gross Margin 37.4% 37.3% Gross Margin % Operating costs and expenses: 5,310 - - 254 5,564 Research and development 3,659 - - 116 3,775 Sales and marketing 3,655 - 201 689 4,545 General and administrative 1,940 330 - - 2,270 Depreciation and amortization - - - - - Impairment of cap software $ 14,564 $ 330 $ 201 $ 1,059 $ 16,154 Total operating costs & expenses

NON - GAAP TO GAAP RECONCILIATION 25 Continuing Operations Gross Margin & OpEx | Year Ended December 31, 2024 Non - GAAP Purchased intangibles amortization ROU Asset Impairment Debt Restructuring Costs Impairment of Capitalized Software Share - based compensation expense GAAP ($ thousands) $ 191,244 $ - $ - $ - $ - $ - $ 191,244 Revenues 122,321 - - - - 126 122,447 Cost of revenues $ 68,923 $ 68,797 Gross Margin 36.0% 36.0% Gross Margin % Operating costs and expenses: 19,905 - - - - 691 20,596 Research and development 15,522 - - - - 429 15,951 Sales and marketing 13,203 - 138 1,322 - 2,577 17,240 General and administrative 11,048 1,320 - - - - 12,368 Depreciation and amortization - - - - 927 - 927 Impairment of cap software $ 59,678 $ 1,320 $ 138 $ 1,322 $ 927 $ 3,697 $ 67,082 Total operating costs & expenses

Safe Harbor Statement This presentation contains statements about expected future events that are forward - looking and subject to risks and uncertainties. For these statements, we claim the safe harbor for “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For a discussion of factors that could cause actual results to differ materially from expectations, please refer to the risk factors described in our filings with the SEC. Non - GAAP Financial Measures Non - GAAP gross margins and operating expenses exclude restructuring charges, share based compensation expenses, debt restructuring charges, impairments of capitalized software charges, charges related to acquisition and divestiture activities and acquisition - related intangible asset amortization. This presentation contains references to certain non - GAAP financial measures and should be viewed in conjunction with our press releases and supplementary information on our website ( www.inseego.com/investors ) which present a complete reconciliation of GAAP and Non - GAAP results. 26 Disclaimers

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